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                                                                    EXHIBIT 10.1

                          WESTWOOD HOLDINGS GROUP, INC.
                              STOCK INCENTIVE PLAN
                              --------------------

1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
     ---------------------------------------

     1.1 Establishment. This Westwood Holdings Group, Inc. Stock Incentive Plan (the "Plan") is hereby established effective as of _____________ ___, 2002.

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

     1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares (if any) under the terms of the Plan and the agreements evidencing the Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten
          (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.   DEFINITIONS AND CONSTRUCTION.
     ----------------------------

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)  "Acquiring Corporation" has the meaning given to it in Section
               13.2.

          (b) "Annual Incentive Award" has the meaning given to it in Section 11.1.

          (c) "Award" means any form of incentive or performance award granted under the Plan, whether singly or in combination, to a Participant by the Board pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Board may establish. Awards granted under the Plan may include:

               (i)   Options awarded pursuant to Sections 6-8;

               (ii)  Restricted Stock awarded pursuant to Section 9;

               (iii) Purchase Rights awarded pursuant to Section 10;

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               (iv) Annual Incentive Awards awarded pursuant to Section 11; and

               (v)  Performance-Based Awards awarded pursuant to Section 12.

          (d)  "Award Certificate" has the meaning given to it in Section 12.3.

          (e) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (f)  "Cashless Exercise" has the meaning given to it in Section
               6.3(a).

          (g) "Cause" shall mean any of the following: (i) the Participant's theft of a Participating Company's property or falsification of any Participating Company documents or records; (ii) the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Participant which has a detrimental effect on a Participating Company's reputation or business; (iv) the Participant's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group or any Participating Company of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Participant of any employment agreement between the Participant and the Participating Company Group or any Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vi) the Participant's conviction (including any plea of guilty or nolo contendere) of any felony or any other criminal act which impairs the Participant's ability to perform his or her duties with the Participating Company Group or any Participating Company.

          (h)  "Change in Control" has the meaning given to it in Section 13.1.

          (i) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (j) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (k) "Company" means Westwood Holdings Group, Inc., a Delaware corporation, or any successor corporation thereto.

          (l) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating

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               Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

          (m) "Deferred Compensation Plan" means that certain Westwood Holdings Group, Inc. Deferred Compensation Plan, effective January 1, 2002.

          (n) "Director" means a member of the Board or of the board of directors of any other Participating Company.

          (o) "Disability" means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

          (p) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r)  "Exercise Period" has the meaning given to it in Section 10.1.

          (s) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

               (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street
                                                                 ---------------
                    Journal or such other source as the Company deems reliable.
                    -------
                    If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or

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                    such other appropriate day as shall be determined by the
                    Board, in its discretion.

               (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (t) "Good Reason" means a resignation occurring within ninety (90) days following a Change in Control; (ii) the relocation of the principal place of business of the Participating Company for which the Participant renders Service to a location more than 100 miles from its location as of the date without the Participant's consent; or (iii) a material reduction in the Participant's salary or bonus opportunity, or the Participant's responsibilities.

          (u) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

          (v) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (w)  "Non-Employee Director" has the meaning given to it in Article 8.

          (x) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

          (y) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (z) "Option Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Option granted to the Participant and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time

          (aa) "Option Expiration Date" has the meaning given to it in Section 6.6(a)(i).

          (bb) "Ownership Change Event" has the meaning given to it in Section 13.1.

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          (cc) "Parent" means (i) any "parent corporation" as defined in Section
               424(e) of the Code and any successor provisions; (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in
               Section 1504(a) of the Code of which the Company is a common subsidiary corporation, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the Company must be consolidated in the Parent's financial statements.

          (dd) "Participant" means a person who has been granted one or more awards pursuant to the terms and conditions of the Plan.

          (ee) "Participating Company" means the Company or any Parent or Subsidiary.

          (ff) "Participating Company Group" means, at any point in time, all corporations or other entities collectively which are then Participating Companies.

          (gg) "Performance Cycle" means (i) with respect to any Annual Incentive Award, the twelve (12) month period beginning on January 1, 2002 and each January 1 thereafter, and (ii) with respect to any Performance-Based Award, the period determined by the Committee over which the Company's level of attainment of a Performance Measure shall be determined.

          (hh) "Performance Goals" means, with respect to any Annual Incentive Award or Performance-Based Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure during a fiscal year or specified Performance Cycle, as applicable.

          (ii) "Performance Measure" means, with respect to any Annual Incentive Award or Performance-Based Award, the business criteria established by the Committee to measure the level of performance of the Company during the fiscal year or Performance Cycle, as applicable. The Committee may select as the Performance Measure any one or combination of financial measures, as interpreted by the Committee, which (to the extent applicable) can be determined either on a pro forma or GAAP basis, and either pre-tax or after-tax, such as: earnings per share, return on equity, return on invested capital, relative total shareholder return, revenue growth, Stock performance, net income, return on sales, return on assets, economic value added, cash flow and net operating income.

          (jj) "Performance-Based Award" has the meaning given to it in Section 12.1.

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          (kk)    "Permitted Transferees" has the meaning given to it in Section
                  6.7.

          (ll)    "Plan" has the meaning given to it in Section 1.1.

          (mm) "Purchase Right" means the right to purchase Stock in accordance with the provisions of Section 10.

          (nn)    "Restricted Period" has the meaning given to it in Section
                  9.1.

          (oo) "Restricted Stock" means an award of Stock made under Section 9, which is subject to vesting provisions.

          (pp) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (qq)    "Securities Act" means the Securities Act of 1933, as amended.

          (rr) "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first
                  (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under any Option Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (ss) "Spin-off Date" means the date on which SWS Group, Inc., a Delaware corporation, distributes all of the Stock that it then holds to its stockholders.

          (tt) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

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          (uu)    "Subsidiary" means (i) any "subsidiary corporation" of the
                  Company, as defined in Section 424(f) of the Code and any successor provisions, (ii) any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the "affiliated group" as defined in Section 1504(a) of the Code of which the Company is a common parent corporation, and (iii) any other entity as may be permitted from time to time by the Code or the Internal Revenue Service to be an employer of employees to whom Options may be granted; provided, however, that in each case the subsidiary corporation must be consolidated in the Company's financial statements.

          (vv) "Ten Percent Owner Participant" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          (ww) "Termination After Change in Control" shall mean either of the following events occurring within twelve (12) months after (or as a result of) a Change in Control:

                  (i) termination by the Participating Company Group of the Participant's Service with the Participating Company Group for any reason other than for Cause; or

                  (ii) the Participant's resignation for Good Reason from Service with the Participating Company Group within a reasonable period of time following the event constituting Good Reason.

          Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Participant's Service with the Participating Company Group which (1) is for Cause; (2) is a result of the Participant's death or Disability; (3) is a result of the Participant's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control (and is not directly related to a Change in Control).

     2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.   ADMINISTRATION.
     --------------

     3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the

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          Board, and such determinations shall be final and binding upon all persons having an interest in the Plan.

     3.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

          (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and, if applicable, the number of shares of Stock to be subject thereto;

          (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c) to determine the Fair Market Value of shares of Stock or other property;

          (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and, if applicable, any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of an Option or Purchase Right, (ii) the method of payment for shares purchased upon the exercise of the Option or Purchase Right, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock issued or cash provided thereunder, including by the withholding or delivery of shares of Stock or cash, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Award, (vi) the effect of the Participant's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award not inconsistent with the terms of the Plan;

          (e) to approve one or more forms of Option Agreement or Award Certificate;

          (f) to amend, modify, extend, cancel or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares of Stock acquired upon the exercise thereof;

          (g) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

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          (h)  to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

          (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Option Agreement or any Award Certificate and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

     3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     3.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.   SHARES SUBJECT TO PLAN.
     ----------------------

     4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 948.35 shares, and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award or otherwise subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise price, or if shares of Restricted Stock are forfeited unvested, the shares of Stock shall again be available for issuance under the Plan. Subject

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          to adjustment as provided in Section 4.2, the maximum aggregate number of Options for shares of Stock that may be awarded in any year to any Participant may not exceed 316.12 shares.

     4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards (if applicable) and in the exercise price per share of any outstanding Awards (if applicable). If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 13.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5.   ELIGIBILITY AND OPTION LIMITATIONS.
     ----------------------------------

     5.1 Persons Eligible for Awards. Awards may be granted pursuant to this Plan only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Award.

     5.2 Option Grant Restrictions. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

     5.3 Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options

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               which exceed such amount shall be treated as Nonstatutory Stock
               Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.    TERMS AND CONDITIONS OF OPTIONS.
      -------------------------------

      Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

      6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

      6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service

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               with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

      6.3      Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) provided that the Participant is an Employee and in the Company's sole discretion at the time the Option is exercised, by delivery of the Participant's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Texas, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b)  Limitations on Forms of Consideration.

                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                   (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise,

                  (iii) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

    6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof the Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates, the Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

 6.5 Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

 6.6      Effect of Termination of Service.

          (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

               (i) Disability. If the Participant's Service with the Participating Company Group terminates because of the Disability of the Participant, the Option, to the Disability exercisable on the date on which the Disability terminated, may be exercised by the Participant (or the Participant's guardian or legal to the expiration of one (1) year (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the
                         "Option Expiration Date").

              (ii) Death. If the Participant's Service with the Participating Company Group terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of one (1) year (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant'sService terminated, but in any event no later than the Option Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if theParticipant dies within three (3) months (or such otherperiod of time as determined by the Board, in its discretion) after the Participant's termination of Service.

                (iii) Cause. If the Participant's Service with the Participating Company Group is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

                (iv) Termination After Change in Control. Except as otherwise specified in an Option Agreement, if the Participant's Service with the Participating Company Group ceases as a result of Termination After Change in Control, then (1) the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its sole discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date, and (2) any unexercisable or unvested portion of the Option shall become fully vested and exercisable as of the date on which the Participant's Service terminated.

                (v) Termination of Service. If the Participant's Service with the Participating Company Group terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such other period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

        (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 16 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

        (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
                (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth

               (190/th/) day after the Participant's termination of Service, or
               (iii) the Option Expiration Date.

     6.7 Transferability of Options. Incentive Stock Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Incentive Stock Options shall be exercisable during the lifetime of the Participant only by the Participant or by the Participant's guardian or legal representative (unless such exercise would disqualify an Option as an Incentive Stock Option). With the approval of the Board, the Option Agreement (other than an Incentive Stock Option) may provide that such Option may be transferred without consideration to one or more Permitted Transferees. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or other award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Option or other award shall be null and void and without effect. As used herein, "Permitted Transferees" means a member of a Participant's immediate family, trusts for the exclusive benefit of such Participant and/or such Participant's immediate family members, and partnerships or other entities in which the Participant and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include a Participant's spouse, descendants (children, grandchildren and more remote descendants), spouses of descendants, and shall include step-children and relationships arising from legal adoption.

7.   STANDARD FORMS OF OPTION AGREEMENT.
     ----------------------------------

     7.1 Option Agreement. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

     7.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

8.   AWARD AND DELIVERY OF OPTIONS TO NON-EMPLOYEE DIRECTORS.
     -------------------------------------------------------

     Notwithstanding any other provision of the Plan, each Director who is not an Employee (a "Non-Employee Director") shall, on the Spin-off Date and upon each date of election or re-election as a Board member, be granted a Nonstatutory Stock Option for [______] shares of Stock. The exercise price for any Options awarded pursuant to this Article 8 on the Spin-off

Date shall be equal to one hundred percent (100%) of the Fair Market Value of the shares on the Spin-off Date, and the exercise price for any Options awarded pursuant to this Article 8 thereafter shall be equal to one hundred percent (100%) of the Fair Market Value of the shares on the date of election or reelection of the Non-Employee Director. Each such Option shall fully vest at the expiration of twelve (12) months from the date of the grant. Each Non-Employee Director Option shall have a term of ten (10) years. Expiration of a Non-Employee Director's term of office shall not affect a Non-Employee Director's right to exercise its Option to the extent such Option is vested at any time prior to the expiration of the Director's term.

9.   AWARD AND DELIVERY OF RESTRICTED STOCK.
     --------------------------------------

     9.1 Restricted Period. At the time an award of Restricted Stock is made, the Committee shall establish a period or periods of time (each a "Restricted Period") or such other restrictions on the vesting of the Restricted Stock as it shall deem appropriate or applicable to such award. Each award of Restricted Stock may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the Restricted Stock awarded, and for the lapse or termination of restrictions upon all or any portion of the Restricted Stock upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock.

     9.2 Rights and Privileges. At the time a grant of Restricted Stock is made to a Participant, a stock certificate representing a number of shares of the Company's common stock equal to the number of shares of such Restricted Stock shall be registered in the Participant's name but shall be held in custody by the Company for such Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including, without limitation, the right to vote the Restricted Stock, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the stock certificate evidencing Restricted Stock until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the Participant to such Restricted Stock shall terminate without further obligation on the part of the Company if the Participant ceases to be an Employee, Consultant or Director of the Company or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Dividends on Restricted Stock shall be currently paid; provided, however,
                --------  -------
          that in lieu of paying currently a dividend of shares of Common Stock in respect of Restricted Stock, the Committee may, in its sole discretion, register in the name of a Participant a stock certificate representing such shares of Common Stock issued as a dividend on Restricted Stock, and may cause the Company to hold such certificate in custody for the Participant's account subject to the same terms and conditions as such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited Restricted Stock shall be transferred to the Company without further action by the Participant.

     9.3 Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period applicable to Restricted Stock and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the Restricted Stock to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of shares of Restricted Stock with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant. The Company shall not be required to deliver any fractional share of Common Stock but shall pay to the Participant, in lieu thereof, the product of (i) the Fair Market Value per share (determined as of the date the restrictions expire or terminate) and
          (ii) the fraction of a share to which such Participant would otherwise be entitled.

10.  AWARD AND DELIVERY OF PURCHASE RIGHTS.
     -------------------------------------

     10.1 Purchase Rights. At the time an award of Purchase Rights is made, the Committee shall establish a period or periods of time during which the Purchase Right may be exercised (each an "Exercise Period") or such other restrictions as it shall deem appropriate and applicable to such award. Each award of Purchase Rights may have a different Exercise Period or Exercise Periods. Each award shall specify the method of payment (which may include promissory notes) to purchase Stock and shall set forth any repurchase rights or calls applicable to the purchased Stock.

11.  ANNUAL INCENTIVE AWARDS.
     -----------------------

     11.1 Annual Incentive Awards. The Committee may grant annual incentive awards of Stock or cash (each an "Annual Incentive Award") to such Participants as the Committee may from time to time recommend, in such amounts and subject to such terms and conditions as the Committee in its discretion may determine. The Committee shall establish the maximum amount of Annual Incentive Awards that may be granted for each Performance Cycle. Notwithstanding the foregoing, all Annual Incentive Awards shall be subject to the provisions of paragraphs (a) through
          (e) below:


          (a) Annual Incentive Awards shall be granted in connection with a 12-month Performance Cycle, which shall be the fiscal year of the Company. The first Performance Cycle under the Plan shall commence on January 1, 2002.

     (b) Subject to Section 4.1, within ninety (90) days after the commencement of a Performance Cycle, the Committee shall determine the Participants who shall be eligible to receive an Annual Incentive Award for such Performance Cycle.

     (c) Within ninety (90) days after the commencement of a Performance Cycle, the Committee shall fix and establish, in writing, (A) the Performance Measure(s) that shall apply to such Performance Cycle, (B) an objective formula for computing the amount of the Annual Incentive Awards for such Performance Cycle, where the amount shall be based upon the attainment of various Performance Goals for the applicable Performance Measure(s). Notwithstanding anything to the contrary, the Committee may, on a case by case basis and in its sole discretion, reduce, but not increase, the Annual Incentive Award payable to any Participant with respect to any given Performance Cycle (unless the Participant has a vested right under applicable employment law to receive the full Annual Incentive Award), provided, however, that no
                                                    --------  -------
          such reduction shall result in an  increase to any other Participant.

     (d)  No Annual Incentive Award shall be paid to a Participant under this
          Section 11 unless and until the Committee certifies in writing the level of attainment of the applicable Performance Goals for the applicable Performance Cycle and Participants shall not have any right or claim whatsoever for payment of any Annual Incentive Award until the Committee has made such certification in writing.

     (e) Annual Incentive Awards shall be paid in the form of cash, Stock (including Restricted Stock) or any combination thereof; provided,
                                                                   --------
          however, that the Committee shall determine the form of payment of any
          -------
          Annual Incentive Awarded to a Participant within ninety (90) days after the commencement of the applicable Performance Cycle. A portion of any payments made in connection with an Annual Incentive Award may, at the election of the Participant, be deferred pursuant to the provisions of the Deferred Compensation Plan.

12.  PERFORMANCE-BASED AWARDS.
     ------------------------

     12.1 Performance-Based Awards. The Committee may grant to officers and other key Employees of either the Company or any Subsidiary the prospective contingent right, expressed in Units, to receive payments of Stock, cash or any combination thereof, with each Unit equivalent in value to one share of Stock, or equivalent to such other value or monetary amount as may be designated or established by the Committee ("Performance-Based Awards"). Performance-Based Awards shall be earned by Participants only if specified Performance Goals are satisfied in the applicable Performance Cycle. The Committee shall, in its sole discretion, determine the officers and other key Employees eligible to receive Performance-Based Awards. At the time each grant of a Performance-Based Award is made, the Committee shall establish the applicable Performance Cycle, the Performance Measure and Performance Goals in respect of such Performance-Based Award. The number of shares of Stock and/or the amount of cash earned and payable in settlement of a Performance-Based Award shall be determined by the Committee at the end of the Performance Cycle.

     12.2 The Committee may grant Performance-Based Awards to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 4.1.

     12.3 A certificate (an "Award Certificate") for each Performance-Based Award shall provide that, in order for a Participant to earn all or a portion of the Units subject to such Performance-Based Award, the Company must achieve certain Performance Goals over a designated Performance Cycle having a minimum duration of one year. The Performance Goals and Performance Cycle shall be established by the Committee in its sole discretion. The Committee shall establish a Performance Measure for each Performance Cycle for determining the portion of the Performance-Based Award, which will be earned or forfeited, based on the extent to which the Performance Goals are achieved or exceeded. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Performance-Based Award based on the level attained. Once established by the Committee and specified in the Award Certificate, and if and to the extent provided in or required by the Award Certificate, the Performance Goals and the Performance Measure in respect of any Performance-Based Award shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance-Based Award that otherwise would be payable to a Participant upon attainment of the Performance Goal(s) unless the Participant has a vested right under applicable employment law to receive the full Performance-Based Award.

     12.4 Performance-Based Awards may be made on such terms and conditions not inconsistent with the Plan, and in such form or forms, as the Committee may from time to time approve. Performance-Based Awards may be made alone, in addition to in tandem with, or independent of other grants and awards under the Plan. Subject to the terms of the Plan, the Committee shall, in its discretion, determine the number of Units subject to each Performance Grant made to a Participant and the Committee may impose different terms and conditions on any particular Performance-Based Award made to any Participant. The Performance Goals, the Performance Cycle and the Performance Measure applicable to a Performance Grant shall be set forth in the relevant Award Certificate.

     12.5 Each Participant shall be entitled to receive payment in an amount equal to the aggregate Fair Market Value (if the Unit is equivalent to a share of Stock), or such other value as the Committee shall specify, of the Units earned in respect of such Performance Award. Payment in settlement of a Performance-Based Award may be made in Stock, in cash, or in any combination of Stock and cash, and at such time or times, as the

          Committee, in its discretion, shall determine. A portion of any payments made in connection with a Performance-Based Award may, at the election of the Participant, be deferred pursuant to the provisions of the Deferred Compensation Plan.

     13.  CHANGE IN CONTROL.
          -----------------

          13.1 Definitions.

               (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:
                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or
                    (iv) a liquidation or dissolution of the Company.

               (b) A "Change in Control" shall mean (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Company, (iii) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that results in any entity, "Person" or "Group" (as defined below), becoming the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after January 1, 2002, individuals who at the beginning of the period constituted the Company's Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; provided, however, that a "Change of Control" shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Company (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Company, (B) one or more of the "executive officers" of the Company that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control. As used herein, "Person" and "Group" shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934,
               as amended, and "executive officer" shall have the meaning set forth in Rule 3b-7 promulgated under such Act .

     13.2 Effect of Change in Control on Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or Parent thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent awards, including awards for the Acquiring Corporation's stock, if applicable. For purposes of this Section 13.2, an Award shall be deemed assumed if, following the Change in Control, the Award confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Awards in connection with a Change in Control, the exercisability and vesting of each outstanding Award shall be accelerated for 12 months as of the date ten (10) days prior to the date of the Change in Control, provided that the Participant's Service has not terminated prior to such date. The exercise or vesting of any Award that was permissible solely by reason of this Section
          13.2 shall be conditioned upon the consummation of the Change in Control. Any Award which is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Option Agreement, Award Certificate or Stock Purchase Agreement, except as otherwise provided therein. Furthermore, notwithstanding the foregoing, if the Change in Control results from an Ownership Change Event described in Section 13.1(a)(i) and the Company is the surviving or continuing corporation and immediately after such Change in Control less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Awards shall not terminate unless the Board otherwise provides in its discretion.

14.  PROVISION OF INFORMATION.
     ------------------------

     Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

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

15.  COMPLIANCE WITH SECURITIES LAW.
     ------------------------------

     The grant of an Award and the issuance of shares of Stock upon exercise of an Award, if applicable, shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. An Award may not be exercised for shares of Stock if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised for shares of Stock unless (a) a registration statement under the Securities Act shall at the time of exercise of the Award be in effect with respect to the shares of Stock issuable upon exercise of the Award or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.  TERMINATION OR AMENDMENT OF PLAN.
     --------------------------------

     The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and
(c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

17.  STOCKHOLDER APPROVAL.
     --------------------

     Both the Plan and any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the "Authorized Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Awards granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

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

                                  PLAN HISTORY
                                  ------------

February 1, 2002        Board adopts Plan, with an initial reserve of 948.35
                        shares.

February 8, 2002        Stockholders approve Plan, with an initial reserve of
                        948.35 shares.

                                                                         Page 24